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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 2001


                           DOW JONES & COMPANY, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                         1-7564                 13-5034940
  (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
   of incorporation)                                      Identification No.)

   200 Liberty Street, New York, New York                              10281
  (Address of principal executive offices)                         (Zip Code)


   Registrant's telephone number, including area code:  (212) 416-2000





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Item 7.       Financial Statements and Exhibits.

              Exhibits (furnished pursuant to Item 9)

                  99.1 Third Quarter Earnings Release on October 11, 2001

                  99.2 Script of Prepared Remarks for Dow Jones Third Quarter
                       2001 Earnings Conference Call on October 11, 2001


Item 9.       Regulation FD Disclosure.

              The exhibit attached to this Form 8-K is hereby furnished pursuant to Item 9.





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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               DOW JONES & COMPANY, INC.



Dated: October 11, 2001                    By: /s/ Christopher W. Vieth
                                               ------------------------
                                                 Christopher W. Vieth
                                                Vice President, Finance
                                                and Corporate Controller
                                               (Chief Accounting Officer)


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                                  EXHIBIT INDEX





Exhibit No.         Description
----------          -----------

   99.1             Third Quarter Earnings Release on October 11, 2001

   99.2 Script of Prepared Remarks for Dow Jones Third Quarter 2001 Earnings Conference Call on October 11, 2001.